Exhibit99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is presented to aid you in your analysis of the financial aspects of the completed acquisition of PandoLogic, Ltd. (“PandoLogic”) by Veritone, Inc. (“Veritone”).

The following unaudited pro forma condensed combined financial information presents the combination of the financial information of PandoLogic and Veritone adjusted to give effect to the acquisition. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 combines the historical balance sheet of PandoLogic and the historical balance sheet of Veritone on a pro forma basis as if the acquisition, summarized below, had been consummated on June 30, 2021. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020, and the six months ended June 30, 2021, combine the historical statements of operations of PandoLogic and Veritone for such periods as if the acquisition, summarized below, had been consummated on January 1, 2020, the beginning of the earliest period presented.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2021, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 are based on the historical financial statements of PandoLogic and Veritone. The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates underlying the pro forma adjustments and are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

This information should be read together with the accompanying notes to the unaudited pro forma condensed combined financial statements included herein, the PandoLogic and Veritone unaudited and audited financial statements and related notes.

VERITONE, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2021

(Dollars in thousands)

	Historical			Transaction Accounting Adjustments
	As of June 30, 2021							As of June 30, 2021
	Veritone, Inc. (As reported)	PandoLogic (Historical) After Reclassifications		Total PPA Step Up Adjustments		Total Pro Forma Adjustments		Pro Forma Combined
ASSETS
Cash and cash equivalents	$120,627	25,580		(58,733)	(a)	-		87,474
Accounts receivable, net	19,518	27,668	(b)	-		-		47,186
Expenditures billable to clients	20,783			-		-		20,783
Prepaid expenses and other current assets	8,944	797	(c)	-		-		9,741
Total current assets	169,872	54,045		(58,733)		-		165,184
Property, equipment and improvements, net	479	620		-		-		1,099
Intangible assets, net	8,587	2,141		83,859	(d)	-		94,587
Goodwill	6,904	3,410		2,205	(e)	-		12,519
Long-term restricted cash	855			-		-		855
Other assets	230	97		1,156	(f)	-		1,483
Total assets	$186,927	60,313		28,487		-		275,727
LIABILITIES AND STOCKHOLDERS' EQUITY				-		-		-
Accounts payable	$(16,174)	(13,244)	(g)	-		-		(29,418)
Accrued media payments	(68,266)			-		-		(68,266)
Client advances	(7,638)			-		-		(7,638)
Contingent Consideration short term		(1,156)		(17,867)	(h)	-		(19,023)
Other accrued liabilities	(12,633)	(4,469)		(11,909)	(i)	(1,426)	(j)	(30,437)
Total current liabilities	(104,711)	(18,869)		(29,776)		(1,426)		(154,782)
Contingent Consideration long term				(8,533)	(h)	-		(8,533)
Other non-current liabilities	(1,989)	(122)		-		-		(2,111)
Total liabilities	(106,700)	(18,991)		(38,309)		(1,426)		(165,426)
Commitments and contingencies				-		-		-
Stockholders' equity				-		-		-
Convertible Preferred Shares		(21,118)		21,118	(k)	-		-
Common stock	(33)	(3)		3	(k)	-		(33)
Additional paid-in capital	(403,768)	(11,806)		(19,694)	(k)	-		(435,268)
Accumulated deficit / (retained earnings)	323,647	(8,395)		8,395	(k)	1,426	(j)	325,073
Accumulated other comprehensive income	(73)			-		-		(73)
Total stockholders' equity	(80,227)	(41,322)		9,822		1,426		(110,301)
Total liabilities and stockholders' equity	$(186,927)	(60,313)		(28,487)		-		(275,727)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021

(in thousands, except share and per share data)

	Historical			Transaction Accounting Adjustments
	Veritone, Inc. (As reported)	PandoLogic (Historical) After Reclassifications
	Six Months Ended June 30,	Six Months Ended June 30,		PPA		Pro Forma	Veritone, Inc. Pro Forma
	2021	2021		Step Up		Adjustments	Combined
Revenue	$37,501	20,501					58,002
Operating expenses:	-	-					-
Cost of revenue	10,054	942					10,996
Sales and marketing	11,680	5,448	(m)				17,128
Research and development	9,606	3,791	(m)				13,397
General and administrative	47,187	3,408	(m)	875	(l)		51,470
Amortization	2,157	118		7,168	(m)	-	9,443
Total operating expenses	80,684	13,707		8,043		-	102,434
Loss from operations	(43,183)	6,794		(8,043)			(44,432)
Other expense, net	(22)	19					(3)
Finance expense, net		-					-
Loss before provision for income taxes	(43,205)	6,775		(8,043)		-	(44,473)
Provision for income taxes	77	1,676		(965)	(n)	-	788
Net loss	$(43,282)	5,099		(7,078)		-	(45,261)
Net loss per share:
Basic and diluted	$(1.33)						(1.32)
Weighted average shares outstanding:	-
Basic and diluted	32,458,269						34,163,091	(o)
Comprehensive loss:
Net loss	$(43,282)						(45,261)
Foreign currency translation gain, net of income taxes	7						7
Total comprehensive loss	$(43,275)						(45,254)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

(in thousands, except share and per share data)

	Historical			Transaction Accounting Adjustments
	Veritone, Inc. (As reported)	PandoLogic (Historical) After Reclassifications
	For Year Ended December 31,	For Year Ended December 31,		PPA		Pro Forma		Veritone, Inc. Pro Forma
	2020	2020		Step Up		Adjustments		Combined
Revenue	$57,708	47,386						105,094
Operating expenses:		-						-
Cost of revenue	15,663	1,240						16,903
Sales and marketing	19,877	5,180	(m)					25,057
Research and development	14,379	4,955	(m)					19,334
General and administrative	50,080	2,981	(m)	3,000	(l)	1,426	(j)	57,487
Amortization	5,382	114		14,457	(m)	-		19,953
Total operating expenses	105,381	14,470		17,458		1,426		138,735
Loss from operations	(47,673)	32,916		(17,458)		1,426		(33,641)
Other (expense) income, net	(127)	215						88
Loss before provision for (benefit from) income taxes	(47,800)	32,701		(17,458)		1,426		(31,131)
Provision for (benefit from) income taxes	76	244		(2,095)	(n)	(171)	(n)	(1,946)
Net loss	$(47,876)	32,457		(19,553)		1,255		(33,717)
Net loss per share:
Basic and diluted	$(1.73)							(1.15)
Weighted average shares outstanding:	-
Basic and diluted	27,594,911							29,299,733	(o)
Comprehensive loss:
Net loss	(47,876)							(33,717)
Unrealized gain on marketable securities, net of income taxes	—							—
Foreign currency translation gain (loss), net of income taxes	20							20
Total comprehensive loss	$(47,856)							(33,697)

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Amounts in thousands, except per share data)

Note 1. Description of the Transaction

On September 14, 2021, the Company acquired 100% of PandoLogic., a company incorporated under the laws of the state of Israel, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 21, 2021. PandoLogic is a leading provider of intelligent hiring solutions and utilizes its proprietary platform to accelerate the time and improve the efficiency in the process for employers hiring at scale for both mass market and difficult-to-source candidates. PandoLogic’s fully autonomous recruiting platform helps employers source talent faster and more efficiently with predictive algorithms, machine learning and AI.

The total purchase consideration for PandoLogic was $116,633 (the “Merger Consideration”), which consisted of upfront consideration of $58,733 in cash and $31,500 for the fair value of the Company’s 1,704,822 shares of common stock, and up to $65,000 in contingent consideration based on achieving certain earnouts tied to financial performance of PandoLogic in fiscal 2021 and 2022, which amount will be paid in a combination of cash and common stock (the “Earnout”).  The total purchase consideration is preliminary and subject to net working capital adjustments that the Company expects to finalize and settle in the measurement period. The Company utilized a Monte Carlo simulation model to estimate the fair value of a portion of the Earnout. The fair value of the Earnout was estimated to be $30,000 as of September 14, 2021, $26,400 of which was deemed to be purchase consideration and recorded within contingent consideration short term and contingent consideration long term on the condensed consolidated balance sheet. The remaining $3,600 will be recognized as compensation expense over the earnout period in the general & administrative expenses on the condensed consolidated statement of operations and comprehensive loss. Subsequent to the acquisition date, the Company is required to reassess its estimate of the fair value of the Earnout, including certain future Earnout obligations triggered on employment status of certain PandoLogic management, and record any changes in earnings when the estimate is based on information not known as of the acquisition date. The Company incurred $2,161 million in acquisition related expenses and has recorded them in general & administrative expenses in the condensed consolidated statement of operations and comprehensive loss.

Note 2. Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared using the acquisition method in accordance with Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (“ASC 805”). Under the acquisition method of accounting, the Company allocates the purchase price of a business acquisition based on the fair value of the identifiable tangible and intangible assets. Goodwill is recognized to the extent that the purchase consideration exceeds the assets acquired and liabilities assumed. The Company uses its best estimate and third party valuation specialists to determine the fair value of the assets acquired and liabilities assumed. During the measurement period, which can be up to one year after the acquisition date, the Company can make adjustments to the fair value of the assets acquired and liabilities assumed, with the offset being an adjustment to goodwill.

Note 3. Accounting Policies

The unaudited pro forma condensed combined financial statements do not reflect any differences in accounting policies. Veritone has completed the review of PandoLogic accounting policies and has concluded that differences between the accounting policies of the two companies are not material. However, historically PandoLogic classified certain line items under different line item names. These differences in classification were addressed in the accompanying unaudited proforma condensed combined Statement of Operations and is described in Note 6 and in the unaudited proforma condensed combined Balance Sheet and is described in Note 5.

Note 4. Estimate of Consideration Transferred and Preliminary Purchase Price Allocation

The table below represents the preliminary purchase price allocation based on estimates, assumptions, valuations and other analyses as of September 30, 2021, that have not been finalized in order to make a definitive allocation. Accordingly, the pro forma adjustments to allocate the purchase consideration will remain preliminary until management finalizes the fair values of assets acquired and liabilities assumed. The final amounts allocated to assets acquired and liabilities assumed are dependent upon certain valuations and other studies that have not yet been completed, and as previously stated could differ materially from the amounts presented in the unaudited pro forma condensed combined financial statements.

The total preliminary estimated purchase consideration as shown in the table above is allocated to the tangible and intangible assets and liabilities of PandoLogic based on their estimated fair values as if the Acquisition had occurred on June 30, 2021, which is the assumed acquisition date for purposes of the unaudited pro forma condensed combined balance sheet:

Acquisition Consideration:
Cash consideration at closing	$58,733
Equity consideration at closing	31,500
Contingent earn-out	26,400
Total	$116,633
Preliminary estimate of purchase price allocation
Cash	$25,580
Accounts receivable	27,668
Prepaid and other current assets	797
Property and equipment	620
Intangible assets	86,000
Other assets	1,253
Total assets acquired	141,918
Accounts payable	13,244
Accrued expenses and other current liabilities	5,747
Deferred tax liability	11,909
Total liabilities assumed	30,900
Identifiable net assets acquired	111,018
Goodwill	5,615
Total preliminary purchase consideration	$116,633

The fair value of the intangible assets has been estimated using a combination of the income and cost approaches. Under the income approach, the after-tax cash flows associated with the asset are discounted to present value. The key assumptions include the Company's estimates of the projected cash flows and discount rates. Under the cost approach, the replacement cost is used to estimate the value of the asset. The key assumptions include the Company's estimates of the direct and indirect costs required to replace the asset. The valuation of the intangible assets acquired from PandoLogic along with their estimated useful lives, is as follows (in thousands):

	Estimated Fair Value	Estimated Useful Lives (in years)
Customer relationships	68,000	7
Developed technology	16,000	4
Trade name	2,000	5
Total intangible assets	$86,000

The preliminary purchase price allocation above, which is as of the acquisition date of September 30, 2021, has been used to prepare the transaction accounting adjustments in the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations.

Note 5. Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

(a)	Cash consideration transferred

Represents the adjustment to record the cash portion of the consideration of $58.7 million

(b)	Accounts Receivable

To Reclassify “Trade Receivable” to “Accounts Receivable” of $27.7 million

(c)	Prepaid expenses and other current assets

To Reclassify “Other Receivables” to “Prepaid expenses and other current assets” of $0.8 million

(d)	Intangible assets

Represents the adjustment to record the intangible assets at their estimated fair value of $86 million Represents the adjustment to record the purchase price paid in excess of the preliminary estimated fair value of assets acquired and liabilities assumed. See Note 4 for further details on the purchase price allocation and goodwill. Adjustment is offset by elimination of historical intangibles of $2.1 million

(e)	Goodwill

Represents the adjustment to record the purchase price paid in excess of the preliminary estimated fair value of assets acquired and liabilities assumed as of June 30, 2021 and elimination of PandoLogic’s pre-acquisition goodwill. See Note 4 for further details on the purchase price allocation and goodwill.

(f)	Other assets

To Reclassify “Long Term Deposits” to “Other assets” of $0.1 million

Represents the adjustment to recognize indemnification assets for escrowed contingent earnout.

(g)	Accounts Payable

To Reclassify “Trade payables” to “Accounts payable” of $13.2 million

(h)	Contingent consideration

Represents the adjustment to recognize contingent consideration earnout of $17.9 million in short term and $8.5 million in long term

(i)	Other accrued liabilities

Represents the adjustment to recognize deferred tax liability of $11.9 million

(j)	Transaction costs

Represents the adjustment to record estimated remaining transaction costs of $1.4 million that were not previously recorded in the historical combined financial statements. This is a non-recurring adjustment. It has been included in the Statement of Operations in the 12 months ended December 31, 2020.

(k)	Equity

Represents the adjustment to eliminate historical equity of $21.1 million convertible preferred shares, $11.8 million additional paid-in capital and $8.4 million retained earnings offset by the recognition of the fair value of Veritone equity issued in connection with the transaction of $31.5 million.

Note 6. Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

The following is a description of preliminary transaction accounting adjustments reflected in the unaudited pro forma condensed combined statement of operations.

(l)	General & administrative

Represents the adjustment to recognize post acquisition recognition of the portion of contingent consideration that is deemed compensation of $0.9 million in the six months ended June 30, 2021 and $3.0 million in the twelve months ended December 31, 2020 respectively

(m)	Amortization

Represents

the adjustment to recognize post acquisition recognition of amortization expense of intangible assets recognized in the transaction of $7.2 million in the six months ended June 30, 2021 and $14.6 million in the twelve months ended December 31, 2020 and as well as removing historical amortization of $0.1 million related to retired assets from each period.

To Reclassify from “Sales & marketing”, “Research and Development”, and “General & administrative” to “Amortization” of $0.1 million

(n)	Income Tax

The adjustment reflects the tax effect of the transaction accounting adjustments as well as the tax provision of $1.0 million in the six months ended June 30, 2021 and $2.1 million in the twelve months ended December 31, 2020 based on the historical PandoLogic income before provision for income taxes. The estimate was determined based on the combined federal and state statutory tax rate in effect during the period presented.

(o)	Shares outstanding

Represents the adjustment to recognize shares issued in conjunction with the transaction of 1.7 million